                                                                   EXHIBIT 10.02
                                                                   -------------

Confidential treatment with respect to certain information in this exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                      DEVELOPMENT AGREEMENT NO. 37-001-97

                         FETCH & STUFF PHASE 2 -- 1997
                         -----------------------------

         This Development Agreement is entered into on the 24TH day of JANUARY, 1997 by and between U S WEST Advanced Technologies, Inc., a Colorado corporation ("USW-Technologies"), U S WEST Communications, Inc., a Colorado corporation ("USW-Communications"), (hereinafter USW-Technologies, USW-Communications and their Affiliates will be collectively referred to as "Licensee"), and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

                              ARTICLE 1 - RECITALS
                              --------------------

         1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date, and extended through mutual consent through March 15, 1997.

         1.2 Licensee and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a project of specific research, experimentation and development as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

                            ARTICLE 2 - DEFINITIONS
                            -----------------------

         2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

         2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.


37-001-97                              1                        JANUARY 24, 1997

         2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

             (a) any Deliverable Performance Specifications; and

             (b) a listing which identifies and describes, as to the
                 Project:

                (i) any Deliverables intended to be created in the course of the Project; and

                (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

                (iii) any Licensee Proprietary Information or Licensee
                      Confidential Information to be made available to CGI in the course of the Project; and

                (iv) any Generic Research Technology intended to be created in the course of the Project.

         2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

         2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

                         ARTICLE 3 - EFFECT OF THE GLA
                         -----------------------------

         This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology developed hereunder is vested in U S WEST, in accordance with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto.

                        ARTICLE 4 - PROJECT DESCRIPTION
                        -------------------------------

         4.1 The Project Description is set forth in Exhibit 1 attached hereto.

         4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in
Article 8 of the GLA regarding any Deliverable Performance Specifications set forth in Exhibit 1 of this Development



37-001-97                              2                        JANUARY 24, 1997

Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT
                      -----------------------------------

         5.1 CGI's Projected Cost for the Project is $[     ]. An itemized
account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in
Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

         5.2 Licensee shall pay to CGI, in consideration for CGI's performance
of its obligations under this Development Agreement, the sum of  $    *      in
accordance with the payment schedule set forth in Article 5 of the GLA.

"*" REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS DEVELOPMENT AGREEMENT.

                           ARTICLE 6 - PROJECTED DATE
                           --------------------------

         6.1 The Projected Date for completion of the Project is DECEMBER 31, 1997. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

         6.2 CGI shall use its best efforts to complete the Project by the Projected Date. Except for the obligations set forth in Article 9 of the GLA regarding any Agreed Completion Date set forth in Exhibit 3 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will be completed on any date certain, including the Projected Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS
                 ----------------------------------------------

         7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.

         7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated



37-001-97                              3                        JANUARY 24, 1997
by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and shall not include installation.

                            ARTICLE 8 - INSTALLATION
                            ------------------------

         8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

         8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities during and after installation.

                        ARTICLE 9 - OPERATIONAL TRAINING
                        --------------------------------

         CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE
                            ------------------------

         CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS
                   -----------------------------------------

         Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement, will be evidenced by a written supplement to this Development Agreement executed by both parties.



37-001-97                              4                        JANUARY 24, 1997

                        ARTICLE 12 - DISPUTE RESOLUTION
                        -------------------------------

         12.1 Any claim, controversy or dispute which arises between the parties, their agents, employees, officers, directors or affiliates ("Dispute") which the parties are unable to settle through consultation and negotiation may be mediated under the Commercial Mediation Rules of the American Arbitration Association ("AAA") by a mutually acceptable mediator. Any Dispute which cannot be resolved through negotiation or mediation shall be resolved by binding arbitration as provided in this Article. The arbitrability of claims shall be determined under the Federal Arbitration Act, 9 USC Secs. 1-15. Notwithstanding the foregoing, the parties may cancel or terminate this Agreement in accordance with its terms and conditions without being required to follow the procedures set forth in this Article.

         12.2 A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in Dispute, shall conduct the arbitration under the rules of the AAA then in effect, except as otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people maintained by the AAA. The arbitration shall be conducted in Denver, Colorado, and all expedited procedures prescribed by the AAA rules shall apply. The laws of Colorado shall govern the construction and interpretation of this Agreement. The arbitrator's decision and award shall be final, conclusive and binding, and judgement may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

         12.3 Either party may request from the arbitrator injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitrator shall not have authority to award punitive damages. Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the mediator and arbitrator.

         12.4 If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

         12.5 CGI agrees that in the event of any Dispute between the parties, it will continue to provide Purchases without interruption.

         12.6 CGI shall include in all contracts with its subcontractors provisions similar to those in this Article, requiring that all disputes in any way involving Licensee shall be settled by binding arbitration.


37-001-97                              5                        JANUARY 24, 1997

                            ARTICLE 13 - INTEGRATION
                            ------------------------

         This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

         IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                       LICENSEE

By: /s/ Dennis Yablonsky                   By: /s/ Dennis R. Dempsey
    -------------------------                  ------------------------------

Title:  President/CEO                      Title:  VP/IAD
        ---------------------                      --------------------------

Date:   1/31/97                            Date:   1/31/97
        ---------------------                      --------------------------


                                           U S WEST Business Resources, Inc.
                                           Acting as Agent for: LICENSEE

                                           By:
                                              -------------------------------

                                           Title:
                                                 ----------------------------

                                           Date:
                                                 ----------------------------


37-001-97                              6                        JANUARY 24, 1997

                        EXHIBIT 1 - PROJECT DESCRIPTION
                        -------------------------------
OVERVIEW

This Development Agreement outlines the proposed scope of consulting services to be performed by Carnegie Group, Inc.(CGI) for U S WEST's Fetch & Stuff Engine within the overall framework of the Developing Advanced Routine Tools
(DART) strategy. During Phase 1 of the Fetch & Stuff project, CGI provided U S WEST with a proof of concept "Fetch & Stuff" Engine and associated short term deliverables that support U S WEST's overall development efforts for the DART project. This Development Agreement outlines the Fetch & Stuff Phase 2 project that will provide enhancements and modifications to the proof of concept Fetch & Stuff Engine and associated client software. The Fetch & Stuff Phase 2 project transitions the Fetch & Stuff Engine into a production level system.

From a conceptual level, CGI proposes to provide 3 releases of software during the 1997 Fetch & Stuff Phase 2 project. These will occur in 1997 and are identified as Group A, B and C Project Work Items. These translate as shown below:

------------- -------------------------------------------------------------------------------------------
    GROUP     PROJECT WORK ITEM DESCRIPTION
------------- -------------------------------------------------------------------------------------------
      A        Additional Messages (SONAR Transactions)

------------- -------------------------------------------------------------------------------------------
      A        Additional Legacy Systems (SONAR Transaction API)

------------- -------------------------------------------------------------------------------------------
      A        Inventory Control Services (Usage and Defect counts)

------------- -------------------------------------------------------------------------------------------
      A        Product Deployment (Alarming, Product Support and Mtce., etc.)

------------- -------------------------------------------------------------------------------------------

------------- -------------------------------------------------------------------------------------------
      B        Failover Enhancements (Hardware & Software)

------------- -------------------------------------------------------------------------------------------
      B        Dynamic routing (API priorities, Oracle rule-driven)

------------- -------------------------------------------------------------------------------------------
      B       Increase robustness of F/S server (Performance, Scaleability, # of
              > users, etc.)

------------- -------------------------------------------------------------------------------------------
      B        Load Balancing

------------- -------------------------------------------------------------------------------------------

------------- -------------------------------------------------------------------------------------------
      C        New Routing Destinations (Interface/interact with Call Handling)

------------- -------------------------------------------------------------------------------------------
      C        Routing Administration Environment

------------- -------------------------------------------------------------------------------------------
      C        One Stop Shopping

------------- -------------------------------------------------------------------------------------------

------------- -------------------------------------------------------------------------------------------
     ABC      Documentation (SYAD guide, deployment guide, req doc, design doc updates)

------------- -------------------------------------------------------------------------------------------


37-001-97                              7                        JANUARY 24, 1997

High-level timeframes associated with the Project Work Item groupings shown above are envisioned as follows:

     * GROUP A - February, March, April - 1997
     * GROUP B - April, May, June, July - 1997
     * GROUP C - July through December - 1997

As Fetch & Stuff is deployed in a staged rollout to production in 1997, CGI realizes that there may be unanticipated "engine" architecture or strategy changes necessary to accommodate the needs of the U S WEST client user base. As such, we are flexible to re-evaluate the Project Work Items scoped for completion during the July-December timeframe as necessary. We envision any significant scope substitutions to be mutually agreed to by U S WEST and CGI, and, if changes to the resource mix or the overall work hours estimate occurs, the two companies will mutually execute a Change Order to formally amend this Development Agreement. As each group of Project Work Items is completed, CGI and U S WEST will reassess the remaining planned work list for each subsequent project stage before starting work on the next release group of Project Work Items.

The CGI deliverables provided under this 3-release 1997 project will provide
U S WEST with a manageable long term production solution that puts an architecture and framework in place to support current and future Service Delivery functions. We believe that this incremental, "staged" approach to the overall project allows U S WEST to continue to partner with CGI and leverage business and technical resources to meet the organizational needs of the project. It also positions both companies to be mutually successful in this 1997 effort.

CGI ROLES AND RESPONSIBILITIES

The following activities are to be performed by CGI:

* Develop an overall project schedule for this effort based on joint CGI/U S WEST input.

*   Create monthly status reports documenting project progress.

*   Update (as needed) the inventory and interface protocol documents of
    existing interfaces to selected legacy systems ([       ], [      ], [    ],
    [    ] Transactions, etc.). The following information is provided for each interface:

    ->  Purpose of the interface

    ->  Ownership organization

    -> Project (business/technical purpose) for which the interface was developed

    ->  Interface approach (e.g. TN3270 or API)

    ->  Current status (development, production, etc.)

* Update the following technical documentation for the enhanced Fetch & Stuff production system:

    ->  High level Requirements Specification

    ->  High level Design Specification

    ->  Integration Test Plan


37-001-97                              8                        JANUARY 24, 1997

    ->  Interface Message Specification Document

    ->  Architecture Document

* Design/develop/implement the planned enhancements or modifications to major components of the Fetch & Stuff Engine system. These are detailed in the Scope and Deliverables section below.

*   Conduct unit and integration testing for the enhanced Fetch & Stuff Engine.

* Provide knowledge transfer to U S WEST for maintenance, training, and ongoing support.

*   Support system and acceptance testing.

* Provide software support and technical assistance to fix Problem Reports identified in the software releases during 1997.

U S WEST ROLES AND RESPONSIBILITIES

    The following activities are to be performed by U S WEST:

* Provide subject matter expertise on legacy systems as needed by the project schedules.

* Acquire and install all development hardware and software required by the end of Week 2 of each collection of Project Work Items as grouped into category A, B or C in the preceding table.

* Provide communication network access from the development server to each legacy system that U S WEST directs CGI to implement in the Fetch & Stuff Engine during 1997.

* Provide system administration and database administration for software and hardware platforms.

* Specify documentation standards, formats, and templates that CGI is required to follow in all project deliverables by the end of week 2 of each Project Work Item category grouping.

* Provide project management and appropriate sponsorship support to aid CGI in gaining access to internal IT groups who provide either legacy system expertise and/or software.

*   Manage scope and expectations with end user clients.

* System test and acceptance test the DART system environment with the Fetch & Stuff Engine incorporated.

* Conduct user training for the DART system environment with the Fetch & Stuff Engine included.

JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

* Identification and acceptance decision on which legacy system interfaces are in a production-ready state and are to be included in the enhanced Fetch & Stuff Engine by the end of week 2, for each Project Work Item group.

* Develop high-level system administration notes for the enhanced production Fetch & Stuff Engine.

* Hold weekly status meeting where time, progress, plans, and issues are presented and action items are assigned for resolution.



37-001-97                              9                        JANUARY 24, 1997

* Follow change management procedures. (It is anticipated that U S WEST has already defined change management procedures. Otherwise, CGI's standard change management procedures can be incorporated into this project.)

*   Define the success criteria for the project.

* Develop documentation and present information at Architecture and operational readiness reviews.

*   Monthly project review.

GENERAL PROJECT SCOPE AND DELIVERABLES

The following comprise the general scope and deliverables envisioned by CGI for all releases of this project:

* High level System Requirements Specification. This documents the joint success criteria for the project and the individual requirements that the Fetch & Stuff Engine must provide.

* High level System Design Specification. This documents the development hardware and software platforms and system design elements. This will be delivered at the end of the development interval so that it includes the final version of the software design.

* Interface Specification Document. This describes the various APIs supported by the Fetch & Stuff Engine module.

* Provide enhanced NT OLE Server API to the front end interface to Fetch & Stuff Engine facility.

*   Monthly status report documenting the CGI team progress during that month.

*   The enhanced Fetch & Stuff Engine software (developed in C++ on the UNIX
    OS). This includes the legacy system interfaces.

* The delivered Fetch & Stuff Engine software which has been unit tested and integrated with a test client program.

A detailed description and outline of the specific deliverables for this project can be found in Exhibit 4 of this Development Agreement.

The deliverables embodied in this Development Agreement will contain portions of CGI-proprietary technology known as COE, which are being provided to U S WEST as CGI Background Technology, for purposes of this Development Agreement.

SUMMARY

The consulting business and technical services outlined in this document provide U S WEST with a cost-effective framework for rapid success while incorporating a robust and scaleable production environment over 1997. As envisioned by CGI, the Fetch & Stuff



37-001-97                              10                       JANUARY 24, 1997

Engine (to be enhanced and modified under this Development Agreement) and associated environment is as shown in Figure 1 on the following page.

[                                                                   ]







                      Figure 1 - Fetch & Stuff Environment

This Development Agreement specifically covers the continuing Legacy Systems Interface Code Inventory and Fetch & Stuff Engine enhancements and modifications efforts to be performed by CGI from February 1, 1997 through December 31, 1997.

CGI EXPERIENCE

CGI offers U S WEST a proven approach that allows for procurement and acquisition of business/technical resources at the pace the business/project needs, and a proven record of success in Legacy Systems Interface Project Work. CGI has a long-standing track record of success with U S WEST that includes successful project experience with the following:

Call Handling

*   Fetch & Stuff Phase 1 (Proof of Concept)

*   Interface to 5ESS, 1AESS, DMS100 switches on the Soft Dial Tone ASAP project

*   Interface to SDT via ASAP project

*   Teaming with U S WEST Soft Dial Tone team and INI to build SOAC interface

*   Interface to [     ] pricing and availability tables on CASH project

*   Interface to [      ] for C-LINK Sales Assistant

*   CSSP evaluation of interfaces built using CONNAPI for Screen Scraping to



37-001-97                              11                       JANUARY 24, 1997

    [       ], [       ], and [         ] for repair information
    Interface to [          ], [           ], [              ] and Work
    Manager via ARMAR

CGI has the seasoned, available talent to partner with U S WEST for this project. We can continue to provide business and technical resources very quickly to be flexible and responsive to U S WEST's needs. Finally, CGI brings a track record of performance and success in the initial proof of concept activities to continue the momentum for the 1997 production rollout of the Fetch & Stuff project.


37-001-97                              12                       JANUARY 24, 1997

                           EXHIBIT 2 - ESTIMATED COST
                           --------------------------

COST OVERVIEW

The total cost of the work net of discounts is estimated at $[     ] based on
expected time and material expenses. No travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Work will be provided on a time and materials basis. The cost estimate and applicable discount breakouts being extended are as shown below. The [ ]% Alliance Discount has been extended pursuant to the GLA extension executed between U S WEST and CGI in December, 1996. The [ ]% Facilities Discount (includes [ ]% computer and [ ]% building discount) is extended under the assumption that all work will be performed at U S WEST facilities for this project. CGI has extended the [ ]% Volume Discount in recognition of this being a significant follow-on to the original proof of concept project, and in anticipation of this Development Agreement being signed by U S WEST in January to keep the existing project team in place for the duration of 1997.

-----------------------------------------------------------------------------------------------------------
                      ITEMIZATION OF COSTS                                            AMOUNTS
-----------------------------------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                      $[      ]

LESS: [   ]% ALLIANCE DISCOUNT                                                        [      ]

LESS: [   ]% VOLUME DISCOUNT                                                          [      ]

LESS: [   ]% FACILITIES DISCOUNT                                                      [      ]
-----------------------------------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                            [      ]
-----------------------------------------------------------------------------------------------------------
TRAVEL EXPENSES                                                                           0
-----------------------------------------------------------------------------------------------------------
               TOTAL DA ESTIMATE:                                                    $[      ]
-----------------------------------------------------------------------------------------------------------


37-001-97                              13                       JANUARY 24, 1997

Estimated hours by skill category are as follows:

--------------------------------------------------------------------------------------------------------
CATEGORY                                 NUMBER OF PEOPLE           TOTAL ESTIMATED HOURS
--------------------------------------------------------------------------------------------------------
Manager                                          .75                       [      ]



Principal Engineer                               .5                        [      ]

Sr. Engineer II                                   1                        [      ]

Sr. Engineer I                                    3                        [      ]

Engineer                                        1.5                        [      ]
--------------------------------------------------------------------------------------------------------
         TOTAL PEOPLE / HOURS:                 6.75                        [      ]
--------------------------------------------------------------------------------------------------------

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.



37-001-97                             14                       JANUARY 24, 1997

                    EXHIBIT 3 - SCHEDULE & STATEMENT OF WORK
                    ----------------------------------------

TASKS, SCHEDULE, AND STATEMENT OF WORK DELIVERABLES

The high level Fetch & Stuff Phase 2 project activities as proposed by CGI appears in charts below. Each chart is intended to represent the major tasks and deliverables over the estimated timeline. The overall schedule for the 3 releases assumes a Project Start Date of February 1, 1996 and an End Date of December 31, 1997.

GROUP A TASKS [FEBRUARY--APRIL, 1997]

-------------------------- ----------------------- ------------------- ------------------ ----------------------
          TASKS            Responsibility          START DATE          END DATE           DELIVERABLES
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Develop schedule           CGI                     2/1/97              2/6/97             schedule
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Define Success             Joint                   2/1/97              2/14/97            success criteria
Criteria
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Client SME                 U S WEST                2/1/97              3/15/97            SMEs assigned
Available
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Requirements Dev           CGI                     2/1/97              2/14/97            Requirements
& Analysis                                                                                Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Req. Review                U S WEST                2/15/97             2/21/97            feedback
-------------------------- ----------------------- ------------------- ------------------ ----------------------
HW & SW System             U S WEST                2/14/97                                Development
Available                                                                                 Platform
                                                                                          Available
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide HW/SW              U S WEST                2/1/97              3/15/97            Support
system guidance &
Sys admin
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design                     CGI                     2/15/97             2/28/97            Design Draft
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design Doc                 CGI                     2/24/97             3/21/97            Design
                                                                                          Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design Review              U S WEST                2/1/97              3/28/97            feedback
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Software                   CGI                     2/1/97              3/14/97            Software
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Unit Test                  CGI                     3/10/97             3/21/97            Unit tested
                                                                                          software
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Integration Test           CGI                     3/22/97             3/28/97            Int. tested
                                                                                          software
-------------------------- ----------------------- ------------------- ------------------ ----------------------


37-001-97                              15                       JANUARY 24, 1997

-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide Support for        U S WEST                3/22/97             3/28/97            Support
integration testing
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Interface                  CGI                     2/1/97              3/28/97            Document
Specification
Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Test Team           U S WEST                3/17/97             3/21/97            Test Team
in Place                                                                                  assigned
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Test Plan           U S WEST                3/18/97             3/28/97            System Test Plan
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System                     CGI                     3/17/97             3/28/97            System
Administration                                                                            Administration
Document                                                                                  Document
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System                     U S WEST                3/31/97             4/4/97             Training
Administration
Training and
Documentation
Review
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Testing             U S WEST                3/31/97             4/11/97            Testing
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide System             CGI                     3/31/97             4/11/97            Test Support &
Testing Support                                                                           Software
                                                                                          Maintenance
                                                                                          Releases
-------------------------- ----------------------- ------------------- ------------------ ----------------------

GROUP B TASKS [APRIL--JULY, 1997]

-------------------------- ----------------------- ------------------- ------------------ ----------------------
          TASKS            Responsibility          START DATE          END DATE           DELIVERABLES
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Develop schedule           CGI                     4/14/97             4/18/97            schedule
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Define Success             Joint                   4/14/97             4/25/97            success criteria
Criteria
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Client SME                 U S WEST                4/14/97             7/18/97            SMEs assigned
Available
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Requirements Dev           CGI                     4/14/97             5/2/97             Requirements
& Analysis                                                                                Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Req. Review                U S WEST                5/5/97              5/9/97             feedback
-------------------------- ----------------------- ------------------- ------------------ ----------------------
HW & SW System             U S WEST                4/25/97                                Development
Available                                                                                 Platform
                                                                                          Available
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide HW/SW              U S WEST                4/14/97             7/18/97            Support
system guidance &
Sys admin
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design                     CGI                     4/21/97             5/9/97             Design Draft
-------------------------- ----------------------- ------------------- ------------------ ----------------------


37-001-97                              16                       JANUARY 24, 1997

-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design Document            CGI                     4/28/97             7/11/97            Design
                                                                                          Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Design Review              U S WEST                5/12/97             5/16/97            feedback
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Software                   CGI                     5/5/97              6/6/97             Software
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Unit Test                  CGI                     6/2/97              6/27/97            Unit tested
                                                                                          software
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Integration Test           CGI                     6/30/97             7/4/97             Int. tested
                                                                                          software
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide Support for        U S WEST                6/30/97             7/4/97             Support
integration testing
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Interface                  CGI                     4/14/97             7/18/97            Document
Specification
Document
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Test Team           U S WEST                6/20/97             6/20/97            Test Team
in Place                                                                                  assigned
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Test Plan           U S WEST                6/23/97             7/4/97             System Test Plan
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System                     CGI                     6/23/97             7/4/97             System
Administration                                                                            Administration
Document                                                                                  Document
Development
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System                     U S WEST                7/7/97              7/11/97            Training
Administration
Training and
Documentation
Review
-------------------------- ----------------------- ------------------- ------------------ ----------------------
System Testing             U S WEST                7/7/97              7/18/97            Testing
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Provide System             CGI                     7/7/97              7/18/97            Test Support &
Testing Support                                                                           Software
                                                                                          Maintenance
                                                                                          Releases
-------------------------- ----------------------- ------------------- ------------------ ----------------------


GROUP C TASKS [JULY--DECEMBER, 1997]

-------------------------- ----------------------- ------------------- ------------------ ----------------------
           TASKS             Responsibility         START DATE        END DATE           DELIVERABLES
-------------------------- ----------------------- ------------------- ------------------ ----------------------
Develop schedule             CGI                    7/21/97           7/25/97            schedule
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Define Success               Joint                  7/21/97           8/1/97             success criteria
Criteria
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Client SME Available         U S WEST               7/21/97           12/31/97           SMEs assigned
---------------------------- ---------------------  ----------------- -----------------  -----------------------


37-001-97                              17                       JANUARY 24, 1997

---------------------------- ---------------------  ----------------- -----------------  -----------------------
Requirements Dev &           CGI                    7/21/97           8/15/97            Requirements
Analysis                                                                                 Document
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Req. Review                  U S WEST               8/18/97           8/22/97            feedback
---------------------------- ---------------------  ----------------- -----------------  -----------------------
HW & SW System               U S WEST               8/4/97                               Development
Available                                                                                Platform Available
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Provide HW/SW                U S WEST               8/5/97            12/31/97           Support
system guidance &
Sys admin
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Design                       CGI                    8/4/97            8/29/97            Design Draft
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Design Document              CGI                    8/11/97           12/31/97           Design Document
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Design Review                U S WEST               9/1/97            9/5/97             feedback
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Software                     CGI                    9/2/97            10/10/97           Software
Development
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Unit Test                    CGI                    9/29/97           11/17/97           Unit tested
                                                                                         software
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Integration Test             CGI                    11/20/97          12/5/97            Int. tested software
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Provide Support for          U S WEST               11/20/97          12/5/97            Support
integration testing
---------------------------- ---------------------  ----------------- -----------------  -----------------------
Interface                    CGI                    8/1/97            12/31/97           Document
Specification
Document
---------------------------- ---------------------  ----------------- -----------------  -----------------------
System Test Team in          U S WEST               11/28/97          11/28/97           Test Team
Place                                                                                    assigned
---------------------------- ---------------------  ----------------- -----------------  -----------------------
System Test Plan             U S WEST               12/1/97           12/12/97           System Test Plan
Development
---------------------------- ---------------------  ----------------- -----------------  -----------------------
System                       CGI                    12/3/97           12/14/97           System
Administration                                                                           Administration
Document                                                                                 Document
Development
---------------------------- ---------------------  ----------------- -----------------  -----------------------
System                       U S WEST               12/17/97          12/21/97           Training
Administration
Training and
Documentation
Review
---------------------------- ---------------------  ----------------- -----------------  -----------------------
System Testing               U S WEST               12/8/97           12/31/97           Testing

---------------------------- ---------------------  ----------------- -----------------  -----------------------
Provide System               CGI                    12/8/97           12/31/97           Test Support &
Testing Support                                                                          Software
                                                                                         Maintenance
                                                                                         Releases
---------------------------- ---------------------  ----------------- -----------------  -----------------------




37-001-97                              18                       JANUARY 24, 1997

ASSUMPTIONS

The above tasks, schedule and deliverables were developed based on the following assumptions.

1. The schedule is based on a project start date of February 1, 1997. Delays in this start date may impact the estimated enhanced Fetch & Stuff Engine production rollout and associated software delivery dates.

2. The work estimates are based on CGI Methodology and past experience. CGI will continuously monitor the status and notify U S WEST of any issues or jeopardy situations which may impact the delivery date.

3. CGI has timely access to U S WEST personnel (i.e. SMEs). CGI assumes SME access will begin at Project Start and will continue through the duration of the project schedule (i.e. through 12/31/97).

4. U S WEST to provide a sponsor and Project Manager to act as the liaison between the U S WEST project team and the CGI project team.

5. CGI will work directly with subject matter experts (SMEs) to identify highest priority legacy systems and the data required from those legacy systems.

6. Function determination for inclusion in interface evaluation work for different operations related to legacy system access will be prioritized by U S WEST.

7. Weekly status reports and meetings to be held between the U S WEST project manager the CGI project manager to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

8. CGI development work will continue to be performed on a Hewlett-Packard UNIX server to be provided by U S WEST, unless otherwise notified.

9. U S WEST to provide any necessary facilities, computer equipment, server access, software, etc., by the end of Week 2 (February 15th).

10. Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date.

11. Changes requests to be submitted using the CGI or U S WEST change request process for analysts to provide estimates, costs, and impact on current deliverables. Signed approval is required before implementation of any changes requests.


37-001-97                              19                       JANUARY 24, 1997

                            EXHIBIT 4 - DELIVERABLES
                            ------------------------

DELIVERABLES

A copy of the project deliverables, as outlined below, will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten
(10) business days after delivery, then the Deliverables shall be deemed accepted.

DETAILED SCOPE ASSOCIATED WITH AFOREMENTIONED PROJECT WORK ITEMS

The following comprise the scope and deliverables envisioned by CGI for the Project Work Items associated with each of the three planned software releases of this project in 1997:

     GROUP A PROJECT WORK ITEMS [FEBRUARY--APRIL, 1997]

     A--1.0 Additional Interface Messages Developed for the Fetch & Stuff Server

     Develop additional interface messages for the Fetch & Stuff server that call existing [ ] Transaction APIs to obtain or update data. Examples of new [ ] Transaction messages are:

     *     Set Billing Date
     *     Delete TN from Account
     *     Retrieve USOCs

     There are approximately 50 [ ] Transaction messages. In the Fetch & Stuff Phase 2, release associated with the Group A Project Work Items, there will be time to develop approximately 20 of these messages. Prioritization will be needed from the U S WEST DART team to identify the messages that will be included in Fetch & Stuff Phase 2, release for Group A Items. The remaining
     [ ] Transaction messages can be completed in future Fetch & Stuff development releases, if desired.


37-001-97                              20                       JANUARY 24, 1997

     The effort involved is on a per message basis. There are software changes needed on the client application and on the Fetch & Stuff Server Engine to define the appropriate message protocol. The Fetch & Stuff Server Engine will also need modifications to install data in the routing tables which direct each message to a specific API.

     A--2.0 Additional Legacy Data Access Systems

     Fetch & Stuff Phase 2 will provide access to the [ ] Transaction APIs. An additional "server engine" will be added to the Fetch & Stuff Engine Server to manage access to the [ ] Transaction APIs. It is assumed that the [ ] Transactions API is in a stable state, and can be integrated into the Fetch & Stuff Engine Server in the same manner as the [ ] APIs.

     The software changes required are to the Fetch & Stuff Server Engine alone. The work involves adding a new "server engine" for the [ ] Transaction APIs. This work will be married with items described in section 1.0 above, to add new interface messages that will request work for the new [ ] Transaction engine.

     A--3.0 Inventory Control (Usage Counts) and Defect Tracking Services

     There is a need to maintain data which identifies what clients have been using each interface message, along with the results of these usage attempts. A data table will be used to collect usage count and defect tracking data. Usage counts are the number of requests made for a particular service. Defect tracking is how many times a specific interface message failed for each possible API. Data will be collected on a per message and per client basis. The interface message protocol will need to be enhanced to include a client identifier in all messages. The different kinds of counts collected will be:

     *    # of requests
     *    # of successes
     *    # of failures (reply returned but with failure code)
     *    # of time-outs (did not receive a reply from legacy API)

     A Web based administration system will be developed that will provide a mechanism to display the data collected, by way of "canned" reports. Data will be stored in an Oracle database on request from the UNIX processes in the Fetch & Stuff Engine Server.

     There will be software changes to the Fetch & Stuff Server Engine to add code to collect data. There will also be a totally new element developed to provide the Web-based reporting system. A database schema will be defined to detail how data will be saved. Pro*C code will be created to write data into the new database.



37-001-97                              21                       JANUARY 24, 1997

A--4.0 Product Deployment

Develop items that will be used in support of product deployment, such as:

* Alarming - Fetch & Stuff was developed with the use of Service Layer components in mind. These elements need to be added to the existing system.

*    Resolve Problem Reports and make software updates on released software.

The Service Layer software changes are enhancements to the Fetch & Stuff Server Engine. Administrative processes need to be developed on how to handle alarms. Software maintenance changes may be in NT client or in the Fetch & Stuff Engine software.

A--5.0 Documentation

Produce or update the following documents:

*    Updated System Administration Guide
*    Updated Requirements Document
*    Updated Architecture Document
*    Updated Design Document
*    Updated Interface Inventory Document
*    Updated Interface Message Protocol Document
*    Deployment Guide
*    Other documents, as directed by U S WEST

GROUP B PROJECT WORK ITEMS [APRIL--JULY, 1997]

B--1.0 Failover Enhancement

Hardware and Software modifications are needed to manage automatic failover to another hardware device or software process when major failures occur to the Interface Server machine or process. Actual HW/SW plans cannot be made until after the production HW/SW environment is selected. One option is to add additional hardware (servers) or separate processors on the same server along with system software to manage the failover. Software tools from HP or Sequent can be integrated into the Fetch & Stuff environment in order to implement failover services.

Additional changes are desired to provide appropriate replies whenever there is a need to communicate information relating to interface message changes or system problems. The Fetch & Stuff Engine will send a msg back to the client as each problem occurs. Examples of this are:

*    msg replaced
*    API OOS


37-001-97                              22                       JANUARY 24, 1997

B--2.0 Dynamic Routing

Routing tables are used to direct an incoming message to the appropriate server engine for processing. The proof of concept system was implemented with the routing tables "hard coded" into the software. Changes are needed to allow for a dynamic implementation approach to the routing tables. The software changes will take into account the following items:

*    API Priorities (meaning go to AT API 1st, DA API 2nd, etc.)

* Whether the table is developed in Oracle or just maintained as a matrixed array of data.

B--3.0 Increase Robustness of Fetch & Stuff Server

The current version of Fetch & Stuff Server Engine was implemented as a proof of concept, to be trialed with a small number of users. In order to increase robustness system improvements will be implemented for:

*    Performance
*    Scaleability (# of Users)
*    Information Logging
*    Port software to UNIX 10.x

Some items (e.g., information logging) can be implemented by adding Service Layer elements to the Fetch & Stuff Engine Server. Other items need utilize data collected about the system after it is completed and has stress tests applied to it.

B--4.0 Documentation

Produce or update the following documents:

*     Updated System Administration Guide
*     Updated Requirements Document
*     Updated Architecture Document
*     Updated Design Document
*     Updated Interface Inventory Document
*     Updated Interface Message Protocol Document
*     Deployment Guide
*     Other documents, as directed by U S WEST

B--5.0 Load Balancing

Provide hardware or software mechanisms to balance the load of requests being made to the Fetch & Stuff Interface Server. Load Balancing can be achieved



37-001-97                              23                       JANUARY 24, 1997
dynamically by developing a software process that monitors the arrival rate of requests, and sends them to another system/processor once a threshold has been reached. One approach may be to have specific clients' requests designated to go to a specific server, possibly on a regional basis. Other approaches will also be evaluated. A final approach will be heavily dependent on the hardware chosen by U S WEST for the production environment.

GROUP C PROJECT WORK ITEMS [JULY--DECEMBER, 1997]

C--1.0 New Routing Destinations

Currently, the Fetch & Stuff Server Engine services fetch and stuff requests from a client and returns a reply to the same client. A desired option for Fetch & Stuff is that the application that requests data is not the application to receive data. Additional message protocol and Fetch & Stuff Server Engine modifications are needed to direct the resulting data to the appropriate destination. An applications that this would be appropriate for is Call Handling.

There will be "engine" functionality changes to recognize the protocol which directs data to the receiving client. Software will also need to be changed on the receiving client application's system, so that it knows what to do with a data message being received. Finally, an effort will be required to define the message protocol for each new interface message.

C--2.0 Routing Administration Environment

If dynamic routing tables are implemented as described above, then there will be a need to make changes to these routing tables as production rollout continues and data is obtained on the performance of specific APIs. A presentation system should be implemented to add, change or delete routing table entries. This could be done in JAVA or another GUI of U S WEST's choosing.

Updating the routing tables will be a system administration task. A presentation system will be very useful so that the routing table data does not get inadvertently corrupted.

C--3.0 One Stop Shopping

This envisions the U S WEST software environment for DA and AT run on the same hardware server as the Fetch & Stuff server engine. This, in turn, would eliminate the need for an unnecessary "hop" to a DA or AT server before accessing the legacy systems to process a client request. Integration test of all software on the Fetch & Stuff production hardware is needed to successfully complete this Project Work Item.



37-001-97                              24                       JANUARY 24, 1997

C--4.0 Documentation

Produce or update the following documents:

*    Updated System Administration Guide
*    Updated Requirements Document
*    Updated Architecture Document
*    Updated Design Document
*    Updated Interface Inventory Document
*    Updated Interface Message Protocol Document
*    Deployment Guide
*    Other documents, as directed by U S WEST


37-001-97                              25                       JANUARY 24, 1997